Exhibit 99.2 SECOND QUARTER 2026 EARNINGS CALL Leon Topalian Chair and CEO Steve Laxton President and COO Jack Sullivan CFO July 28, 2026

FORWARD-LOOKING STATEMENTS Certain statements made in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The words “anticipate,” “believe,” “expect,” “intend,” “may,” “project,” “will,” “should,” “could” and similar expressions are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s best judgment based on current information, and although we base these statements on circumstances that we believe to be reasonable when made, there can be no assurance that future events will not affect the accuracy of such forward-looking information. The Company does not undertake any obligation to update these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the projected results and expectations discussed in this presentation. Factors that might cause the Company’s actual results to differ materially from those anticipated in forward- looking statements include, but are not limited to: (1) competitive pressure on sales and pricing, including pressure from imports and substitute materials; (2) U.S. and foreign trade policies affecting steel imports or exports; (3) the sensitivity of the results of our operations to general market conditions, and in particular, prevailing market steel prices and changes in the supply and cost of raw materials, including pig iron, iron ore and scrap steel; (4) the availability and cost of electricity and natural gas, which could negatively affect our cost of steel production or result in a delay or cancellation of existing or future drilling within our natural gas drilling programs; (5) critical equipment failures and business interruptions; (6) market demand for steel products, which, in the case of many of our products, is driven by the level of nonresidential construction activity in the United States; (7) impairment in the recorded value of inventory, equity investments, fixed assets, goodwill or other long- lived assets; (8) uncertainties and volatility surrounding the global economy, including excess world capacity for steel production, inflation and interest rate changes; (9) fluctuations in currency conversion rates; (10) significant changes in laws or government regulations affecting environmental compliance, including legislation and regulations that result in greater regulation of greenhouse gas emissions that could increase our energy costs, capital expenditures and operating costs or cause one or more of our permits to be revoked or make it more difficult to obtain permit modifications; (11) the cyclical nature of the steel industry; (12) capital investments and their impact on our performance; (13) our safety performance; (14) our ability to integrate businesses we acquire; (15) the impact of any pandemic or public health situation; and (16) the risks discussed in “Item 1A. Risk Factors” of the Company’s most recent Annual Report on Form 10-K and elsewhere therein and in the other reports we file with the U.S. Securities and Exchange Commission. 2

NON-GAAP FINANCIAL MEASURES The Company uses certain non-GAAP (Generally Accepted Accounting Principles) financial measures in this presentation, including adjusted earnings, EBITDA and Free Cash Flow (FCF). Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable financial measure calculated and presented in accordance with GAAP. We define EBITDA as net earnings before noncontrolling interests adding back the following items: interest expense, net; provision for income taxes; depreciation; amortization; and losses and impairments of assets. We define Free Cash Flow (FCF) as Cash Provided by Operating Activities less Capital Expenditures. Please note that other companies might define their non-GAAP financial measures differently than we do. Management presents non-GAAP financial measures because it considers them to be an important supplemental measure of performance. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors evaluating the Company’s financial and operational performance by providing a consistent basis of comparison across periods. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures provided in this presentation, including in the accompanying tables located in the Appendix. 3

Q2 2026 FINANCIAL PERFORMANCE FINANCIAL METRICS 1 $2.0 billion EBITDA Net Earnings $1.2 billion / $1.1 billion 2 (Reported / Adjusted ) EPS $5.04 / $4.84 2 (Reported / Adjusted ) ~23% debt/cap; Balance Sheet & 3 Liquidity ~$3.4 billion liquidity Capital Expenditures $571 million Returns to NUE $479 million Shareholders • Dividend Payments • $129 million • $350 million • Share Repurchases (1.5 mm shares) (1) EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix (2) Adjusted Net Earnings excludes $61 million of pre-tax charges ($46 million after-tax). For a reconciliation of non-GAAP measures, please refer to the Appendix 4 (3) Liquidity defined as cash & equivalents, plus short-term investments, plus available revolver capacity of $2.25 billion facility less ~$1.6 billion outstanding floating- rate IRBs

Q2 2026 OPERATIONAL HIGHLIGHTS

SAFETY	EXTERNAL SHIPMENTS	MILL BACKLOGS	MILL UTILIZATION
0.71 YTD Injury & Illness Rate	**7.6mm(1)** +2% vs. Q1 2026	**5.6mm(1)** +18% vs. Q1 2026	**91%** +500 bps vs. Q1 2026

SAFETY OUR #1 VALUE

- On track for safest year ever
- Launched 'safest summer ever' initiative to lower seasonal injury rate

RECORD QUARTERLY STEEL MILL SHIPMENTS

- Set second consecutive quarterly shipment record, shipping 7.1 million tons in Q2
- Driven by continued strength across all steel formats

GROWTH ACROSS STEEL PRODUCTS PORTFOLIO

- Shipments up 11% Q/Q; Tube set new quarterly shipment record

GROWING BACKLOGS

- Steel Mills up 18% Q/Q, with growth across all major product categories
- Steel Products up 10% Q/Q, up across most products

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(1) Based on net tons. External shipments include Steel Mills (~5.66mm), Steel Products (~1.29mm), and Raw Materials (~0.66mm)

NUCOR®

TRADE POLICY LEVELS THE PLAYING FIELD 2022 – Q2 2026 U.S. Import Data All Carbon & Alloy Steel – Avg Monthly Quantity 2.49 2.47 2.5 2.32 SECTION 232 REBOOT 2.26 2.17 23.0% 1.97 2.0 21.7% 21.6% 21.1% 1.80 1.62 18.7% 1.57 1.5 16.4%* 15.9% 14.4% 14.3% 1.0 FY '22 FY '23 FY '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 H1 Finished Import Market Share Monitoring • 2024: 23% • Q2 2026 imports higher than Q1 2026 • 2025: 21% • Higher H1 2026 imports of vs. H1 2025: • 2026: 16% • Beam: +59% • Rebar: +11% Key Product Imports (H1 2026 vs. H1 2025) Federal Trade Policy • Corrosion Resistant Sheet: -36% • We expect the vigorous enforcement of our trade laws and Section 232 steel tariffs to • HR Sheet: -40% • CR Sheet: -31% continue • CTL Plate: -23% • Coiled Plate: -42% Sources: US Commerce Dept., AISI. 6 *April & May only Million Net Tons, Avg Monthly (BAR) % Finished C&A Import Mkt Share (LINE)

WEST VIRGINIA PROJECT PROGRESSING – ON TIME AND ON BUDGET COMMISSIONING THROUGHOUT 2026 • Each area of new sheet mill is inspected, tested, and prepared for start-up • Ran first coil through pickle line in June • Expanded equipment commissioning across the site and will continue throughout the year PRODUCTION BEGINNING 2027 • Initial focus is on safe and reliable performance • Intentional, multi-phased ramp to full run-rate • Capacity utilization and product capabilities will expand through 2027 and 2028 1 Sequencing equipment commissioning across 2026 Spring Summer Fall to year-end ✓✓✓✓ COLD HOT PICKLE AUTO MELT CONSTRUCTION MILL MILL LINE GALV LINE SHOP GALV LINE 7 (1) Represents the beginning of the commissioning process

2026 GROWTH PRIORITIES

TOWERS & STRUCTURES GREENFIELDS

Constructing two greenfield facilities in IN and UT; complementing existing facilities in PA and AL



Indiana Towers & Structures

Indiana Greenfield

- Ongoing customer qualifications; pole production ramp up in Q4'25
- "First dip" at galv facility in Q2'26; full production by Q3'26

Utah Greenfield

- "First dip" at galv facility by YE 2026; full production by mid-2027

NUCOR BERKELEY GALV LINE

Constructing a second 500K tpa galvanizing line at Nucor Steel Berkeley (SC) sheet mill



Berkeley County, SC galv line

- Advanced capabilities to serve Southeast automotive customers
- Equipment commissioning currently in process
- Production startup expected to begin in the fall

RAMP-UPS OF RECENT PROJECTS

2025 projects are on track to be fully ramped and operating at EBITDA positive run rates within the year



Lexington, NC rebar micro mill

- **Bar Mill projects:** Lexington rebar micromill and Kingman melt shop were EBITDA positive in Q2
- **Crawfordsville coating complex:** Galv line ramping, paint line commissioning in 2H 2026
- **Alabama T&S:** Expect to reach an EBITDA positive run rate in the second half of 2026

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NUCOR®

STEEL MILLS MARKET ENVIRONMENT

Y/Y YTD* →	Imports* Market Share	ADC*	Nucor* Shipments	2H 2026 Outlook
SHEET	**Lower** *HRC, CRC, & galv all down >30% YTD*	**Higher** *Strength across key end markets*	**+11%**	• Underlying demand is strong and improving, indicating continued strength through 2026 and into 2027 • Key end markets include energy, adv. manufacturing, and data centers
PLATE	**Lower** *CTL plate imports <10% mkt share YTD*	**Lower** *Below 2025, tracking above 2023 & 2024*	**+19%**	• Sustained demand across energy, bridges, stadiums, and adv. manufacturing • Brandenburg performing well; shipments growing Q/Q
BARS	**Lower** *Partially offset by higher rebar imports*	**Higher** *Rebar demand driving growth*	**+6%**	• Strength in energy, infrastructure, CHIP plants, and data centers more than offsetting residential softness • Growing contributions from Lexington and Kingman ramps
STRUCTURAL	**Higher** *Off a low base; ~16% import mkt share YTD*	**Higher** *Pacing above 2021 post-covid peak*	**+5%**	• Record backlogs provide visibility through year-end • Mega-project growth led by data centers, stadiums, and adv. manufacturing

**YTD C&A Imports and Nucor shipments: H1 2026 vs. H1 2025; ADC: Jan-May 2026 vs. Jan-May 2025 (most recent data)*
Sources: US Commerce Dept., AISI and Nucor Corporation.

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STEEL PRODUCTS MARKET ENVIRONMENT • Broad-based end market demand led by SEGMENT OVERVIEW warehouses, data centers & adv. manufacturing JOIST & • Backlog extends into 2027 at pricing above DECK • Nucor shipments +12% YTD current realized levels • Large complex projects are • Energy infrastructure and mega-projects driving driving demand for higher demand REBAR margin, engineered products • Expect higher realized pricing as backlog FABRICATION and play to Nucor's strengths continues to turnover • Backlogs continuing to build • Border wall demand extends into 2028, adding across the segment, with TUBE to an already strong HSS and conduit market order visibility extending into 2027 for many products • Segment margins expanded • Data center activity driving growth, supported METAL Q/Q, partially offset by higher by healthy demand from traditional end markets BUILDINGS and large national accounts steel costs for select products and start-up costs in Towers & Structures OTHER • Continued growth in IMP and Racking DOWNSTREAM • Overhead Doors delivering strong margins & FCF, sales impacted by softer res. market PRODUCTS 10

CONSOLIDATED FINANCIAL RESULTS ($ in Millions except per share data) 1 2 Diluted EPS EBITDA $0.20 adj. for non-cash benefit related to increase of Helion investment valuation $5.04 $2,020 $4.84 $1,514 $3.23 $1,295 $2.60 Q2'25 Q1'26 Q2'26 Q2'25 Q1'26 Q2'26 3 Capital Expenditures Free Cash Flow $954 $829 $661 $225 $571 ($222) Q2'25 Q1'26 Q2'26 Q2'25 Q1'26 Q2'26 (1) Adjusted Earnings in Q2’26 excludes certain non-recurring charges. See appendix for a reconciliation of non-GAAP measures. (2) EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix 11 (3) FCF represents operating cashflow minus capex

Q2 2026 SEGMENT RESULTS ADJUSTED PRE-TAX SEGMENT Q2 2026 VS Q1 2026 (1) EARNINGS $146 • Higher volumes $millions $353 STEEL • Higher realized pricing MILLS $45 • Higher EBT/ton $276 $57 $43 $392 $319 • Higher volumes $24 $1,556 STEEL $251 • Stable realized pricing $1,128 PRODUCTS $843 $793 • Higher EBT/ton $522 ($272) ($269) ($353) ($393) • Higher shipments ($491) RAW • Higher realized pricing MATERIALS (3) (2) Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Corporate/Eliminations Steel Mills Steel Products Raw Materials (1) Total segment earnings before income taxes and non-controlling interests (3) Adjusted to exclude $61 million non-cash benefit related to increase in Helion MTM write up in Corporate/Eliminations (2) Adjusted to exclude $6 million impairment in Steel Mills and $21 million impairment in taken in Q2 2026. For a reconciliation of non-GAAP 12 Steel Products taken in Q4 2025. For a reconciliation of non-GAAP measures, please measures, please refer to the Appendix. refer to the Appendix.

FUNDING GROWTH, RETURNING CAPITAL, AND MAINTAINING FINANCIAL FLEXIBILITY >75% OF YTD CAPITAL ALLOCATED TO SHAREHOLDER MAINTAINING FINANCIAL FLEXIBILITY RETURNS AND GROWTH CAPEX $ in millions Maintenance & $ in millions xLTM 1 all other Capex as of July 4, 2026 Amount EBITDA % cap Shareholder 2 Total Debt $7,099 1.2x 23% (4) $431 Returns $733 3 Cash and Cash Equivalents $2,692 Net Debt $4,407 0.8x $801 Total Equity & Non-Controlling Int. $23,266 77% Growth Total Book Capitalization $30,365 100% Capex COMMITTED TO RETURNING AT LEAST 40% OF HIGHEST CREDIT RATINGS IN THE INDUSTRY ANNUAL NET EARNINGS $ in millions (4) Shareholder returns Rating Long-term Short-term Outlook Agency Rating Rating $479 $429 S&P A- A-1 Stable $329 $254 Fitch A- F1 Stable $227 $227 Moody’s A3 P-2 Stable Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Represents Nucor’s senior unsecured ratings (1) EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix. (2) Total Debt includes Short-Term Debt, Current Portion of Long-Term Debt, Long-term Debt and Finance Lease Obligations (3) Includes Cash and Cash Equivalents and Short-Term Investments 13 (4) Includes dividends and share repurchases

Q3 2026 EARNINGS OUTLOOK IMPACT ON Q3 SEGMENT EXPECTATIONS FOR Q3 vs Q2 EARNINGS VS Q2 • Stable volumes with higher average realized pricing Steel Mills • Higher conversion costs, as we do not expect any further material benefit related to raw material refunds • Higher volumes Steel Products • Higher average realized pricing Raw Materials • Lower scrap pricing and higher pellet costs • Lower expense due to stable intersegment profit eliminations Corp / Eliminations • Lack of non-cash benefit related to Q2 Helion MTM write-up Consolidated • Higher compared to Q2 reported earnings Earnings 14

APPENDIX 15

2025 CORPORATE SUSTAINABILITY REPORT KEY HIGHLIGHTS • 8 consecutive years of improved safety performance, including an 8% decrease in injury & illness rate in 2025 SAFETY & TEAMMATES • 92% teammate retention rate in 2025, excluding retirements • Launched Nucor Safety Leadership program, training 324 front-line leaders • 2030 & 2050 GHG targets certified by the Global Steel Climate Council (GSCC) • Record-high number of GSCC-certified low-carbon steel products (14) ENERGY & GHG REDUCTION GOALS • Supported additions of clean power generation to the grid – Partnering with nuclear energy industry to accelerate deployment – Sebree Solar I (250 MW) began generating electricity in Sept. 2025 – On-site solar array operational at Nucor Steel Kingman (AZ) bar mill • $23 million+ donated to charitable organizations through operating divisions and the Nucor Charitable Foundation COMMUNITY • Ranked #1 on Fortune’s list of World’s Most Admired Companies th in the metals industry for 5 straight year 16

SEGMENT RESULTS: STEEL MILLS AND STEEL PRODUCTS STEEL MILLS $s in millions, tons in thousands % Change Versus Prior Prior Q2 ’26 Q1 ’26 Q2 ’25 Shipments Q2 2026 vs. Q1 2026 Qtr. Year Sheet 3,291 3,394 3,057 -3% 8% • Higher volumes Bars 2,387 2,308 2,148 3% 11% • Higher realized pricing Structural 628 649 635 -3% -1% Plate 757 647 606 17% 25% • Higher EBT/ton Other Steel 37 48 28 -23% 32% Total Shipments 7,100 7,046 6,474 1% 10% 1 38% 85% Adj. EBT $1,556 $1,128 $843 1 37% 68% Adj. EBT /Ton $219 $160 $130 STEEL PRODUCTS $s in millions, tons in thousands % Change Versus Prior Prior Shipments Q2 ’26 Q1 ’26 Q2 ’25 Q2 2026 vs. Q1 2026 Qtr. Year Tubular 338 318 243 6% 39% Joist & Deck 198 185 217 7% -9% • Higher volumes Rebar Fabrication 344 291 306 18% 12% • Stable realized pricing Building Systems 59 55 64 7% -8% Other 346 310 311 12% 11% • Higher EBT/ton Total Shipments 1,141 11% 1,285 1,159 13% 1 Adj. EBT $353 $276 $392 28% -10% 15% Adj. EBT/Ton $275 $238 $344 -20% (1) EBT refers to Earnings (loss) before income taxes and noncontrolling interests as disclosed in relevant Nucor quarterly earnings news release 17

SEGMENT RESULTS: RAW MATERIALS RAW MATERIALS $s in millions, tons in thousands % Change Versus Q2 2026 vs. Q1 2026 Prior Prior Q2 ’26 Q1 ’26 Q2 ’25 Production Qtr. Year • Higher shipments DRI 3% 12% 1,098 1,063 979 Scrap Processing 1,285 1,323 1,155 -3% 11% • Higher realized pricing 1 Total Production 2,383 2,386 2,134 - 12% 2 Adj. EBT $146 $45 $57 224% 156% (1) Total production excluding scrap brokerage activities. (2) EBT refers to Earnings (loss) before income taxes and noncontrolling interests as disclosed in relevant Nucor quarterly earnings news release 18

QUARTERLY SALES AND EARNINGS DATA SALES TONS (THOUSANDS) TO OUTSIDE CUSTOMERS EARNINGS STEEL STEEL PRODUCTS (LOSS) BEFORE INCOME TAXES COMP. SALES OTHER TOTAL PRICE TOTAL JOIST & REBAR TUBULAR BLDG STEEL STEEL RAW TOTAL NET SALES PER $ PER YEAR SHEET BARS BEAM* PLATE STEEL DECK FAB PRODS SYSTEMS PRODS PRODS MATLS TONS ($ MILLIONS) TON ($) ($ 000’S) TON 2026 Q1 2,787 1,667 554 611 5,619 185 291 318 55 310 1,159 649 7,427 $9,496 $1,279 $969 $137 Q2 2,680 1,774 527 678 5,659 198 344 338 59 346 1,285 661 7,605 $10,397 $1,367 $1,501 $212 Q3 Q4 YEAR 2025 2,475 1,702 495 554 5,226 182 247 270 48 301 1,048 556 6,830 $7,830 $1,146 $215 $33 Q1 2,449 1,507 513 575 5,044 217 306 243 64 311 1,141 635 6,820 $8,456 $1,240 $796 $126 Q2 Q3 2,440 1,515 472 549 4,976 254 356 206 62 305 1,183 615 6,774 $8,521 $1,258 $807 $125 Q4 2,220 1,412 436 534 4,602 218 270 228 54 255 1,025 564 6,191 $7,687 $1,242 $456 $77 YEAR 9,584 6,136 1,916 2,212 19,848 871 1,179 947 228 1,172 4,397 2,370 26,615 $32,494 $1,221 $2,274 $90 19 *Beam includes all structural steel

QUARTERLY SALES PRICES & SCRAP COST STEEL MILLS AVERAGE SCRAP AND SCRAP AVG EXTERNAL SUBSTITUTE COST SALES PRICE TOTAL SHEET BARS BEAM* PLATE PER NET TON PER GROSS PER NET STEEL TON USED TON USED 2026 2026 st st $404 $361 1 Quarter $1,001 $1,013 $1,541 $1,151 $1,074 1 Quarter nd nd 2 Quarter $422 $377 2 Quarter $1,088 $1,049 $1,608 $1,263 $1,145 First Half $413 $369 First Half $1,044 $1,032 $1,574 $1,210 $1,110 rd rd 3 Quarter 3 Quarter Nine Months Nine Months th th 4 Quarter 4 Quarter YEAR YEAR 2025 2025 st st $888 $877 $1,300 $1,014 $938 1 Quarter $394 $352 1 Quarter nd nd 2 Quarter $403 $360 2 Quarter $1,008 $927 $1,352 $1,194 $1,041 $398 $355 First Half $948 $900 $1,327 $1,106 $989 First Half rd rd $982 $961 $1,394 $1,182 $1,038 3 Quarter $391 $349 3 Quarter Nine Months $396 $354 Nine Months $959 $920 $1,348 $1,131 $1,005 th th 4 Quarter $935 $975 $1,464 $1,113 $1,019 4 Quarter $380 $339 $954 $933 $1,374 $1,126 $1,008 YEAR $392 $350 YEAR 20 *Beam includes all structural steel

QUARTERLY SALES PRICE STEEL PRODUCTS STEEL PRODUCTS AVG EXTERNAL SALES PRICE PER JOIST & FABRICATED TUBULAR BUILDING OTHER STEEL TOTAL STEEL NET TON DECK REBAR PRODUCTS SYSTEMS PRODUCTS PRODUCTS 2026 st 1 Quarter $2,454 $1,646 $1,661 $6,084 $3,193 $2,405 nd $2,450 $1,656 $1,772 $5,993 $3,173 $2,415 2 Quarter First Half $2,452 $1,651 $1,718 $6,037 $3,183 $2,410 rd 3 Quarter Nine Months th 4 Quarter YEAR 2025 st $2,734 $1,651 $1,351 $5,832 $2,838 $2,294 1 Quarter nd 2 Quarter $2,605 $1,593 $1,559 $5,206 $2,876 $2,331 First Half $2,664 $1,619 $1,450 $5,472 $2,857 $2,313 rd 3 Quarter $2,438 $1,594 $1,621 $5,406 $3,061 $2,358 Nine Months $2,576 $1,609 $1,499 $5,449 $2,926 $2,329 th $2,452 $1,654 $1,540 $5,574 $3,297 $2,413 4 Quarter YEAR $2,545 $1,619 $1,509 $5,479 $3,006 $2,348 21

RECONCILIATION OF GAAP TO NON-GAAP MEASURE - EBITDA $ in millions 2024 2025 LTM Q1 2026 Q2 2025 Q2 2026 Net earnings before $2,319 $2,038 $3,256 $870 $706 $1,280 non-controlling interests Net interest expense ($30) $59 $57 $19 $19 $12 Income taxes $583 $530 $849 $226 $193 $345 Depreciation expense $1,094 $1,226 $1,261 $321 $303 $320 Amortization expense $262 $254 $252 $63 $63 $63 Losses and impairments of assets $137 $67 $42 $15 $11 -- EBITDA $4,365 $4,174 $5,717 $1,514 $1,295 $2,020 22

RECONCILIATION OF GAAP TO NON-GAAP MEASURE – FREE CASH FLOW (FCF) $ in millions 2024 2025 LTM Q1 2026 Q2 2025 Q2 2026 CASH PROVIDED BY $3,979 $3,234 $4,424 $886 $732 $1,400 OPERATING ACTIVITIES CAPITAL EXPENDITURES ($3,173) ($3,422) ($2,841) ($661) ($954) ($571) FREE CASH FLOW $806 ($188) $1,583 $225 ($222) $829 23

RECONCILIATION OF GAAP TO NON-GAAP MEASURE – EARNINGS ATTRIBUTABLE TO NUCOR STOCKHOLDERS $ in millions Q4 2025 Q2 2026 Diluted EPS Diluted EPS NET EARNINGS ATTRIBUTABLE TO $378 $1.64 $1,156 $5.04 NUCOR STOCKHOLDERS (INCREASES) / DECREASES RELATED TO VALUATION OF CERTAIN ASSETS, $22 $0.09 ($46) ($0.20) NET OF TAX ADJUSTED NET EARNINGS $400 $1.73 $1,110 $4.84 ATTRIBUTABLE TO NUCOR STOCKHOLDERS 24

RECONCILIATION OF GAAP TO NON-GAAP MEASURE – PRE-TAX SEGMENT EARNINGS $ in millions Q4 2025 Q2 2026 Steel Steel Raw Corp/ Steel Steel Raw Corp/ Mills Products Materials Elims Mills Products Materials Elims EARNINGS (LOSS) BEFORE INCOME TAXES AND NONCONTROLLING $516 $230 $24 ($269) $1,556 $353 $146 ($430) INTERESTS (INCREASES) / DECREASES RELATED $6 $21 -- -- -- -- -- ($61) TO VALUATION OF CERTAIN ASSETS ADJUSTED EARNINGS (LOSS) BEFORE INCOME TAXES AND $522 $251 $24 ($269) $1,556 $353 $146 ($491) NONCONTROLLING INTERESTS 25